GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares,

Service Shares, and Class IR Shares of the

Goldman Sachs Global Income Fund (the “Fund”)

Supplement dated September 11, 2013 to the

Prospectus dated July 29, 2013 (the “Prospectus”)

The purpose of this Supplement is to clarify that the Fund may invest in securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) (“Municipal Securities”). Accordingly, the Prospectus is supplemented as set forth below, effective immediately:

The following rows of the “Investment Securities” chart under “Investment Management Approach—Other Investment Practices and Securities” are replaced with the following:

•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

	Core Fixed Income Fund	Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

Taxable Municipal Securities	•	•	•	•	•

Tax-Free Municipal Securities	•	•	•	•	•

The following row of the chart under “Risks of the Funds” is replaced with the following:

✓	Principal Risk
•	Additional Risk

	Core Fixed Income Fund	Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

Municipal Securities	•	•	•	✓	•

The first sentence of the first paragraph under “Appendix A: Additional Information on Portfolio Risks, Securities and Techniques—Portfolio Securities and Techniques—Municipal Securities” is hereby deleted and replaced with the following:

The Funds may invest in securities and instruments issued by state and local government issuers.

This Supplement should be retained with your Prospectus for future reference.

FIGLBINCSTK 09-13